united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

32 West 39th Street, 9th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Mike Wagner, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Annual Report
December 31, 2018

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.boyarassetmanagement.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back at 2018

Volatility Comes Roaring Back

During 2017, most of Wall Street’s pundits had a lot to say about the stock market’s lack of volatility. It was one of those rare years when stocks rose without a significant correction. The stock market continued its upward bias during January 2018 (if in a slightly more muted fashion), but then February arrived . . .

The second month of 2018 was easily one of Wall Street’s wildest months since 2008. First the Dow plummeted more than 3,200 points, or 12%, in just two weeks. Then stocks raced back to life, at one point recovering about three-quarters of those losses. Fittingly enough, however, February ended with still more drama as the Dow tumbled 680 points during the final two days of the month, leaving it down about 1600 points from the record high set in late January. In all likelihood, February will be remembered as the month when fear of rampant inflation made investors question the somewhat higher than historical valuations they were paying for U.S. equities, leading to a sharp selloff.

And yet it took very little time for the market to come back off these lows as investors, emboldened by a strong economy and soaring profits, once again bought the dip—a strategy that has worked quite well since the S&P 500 bottomed at 676.53 on March 6, 2009, with the Dow Jones Industrial average hitting a low of 6,443 on the same day. By the end of the 3rd quarter, all major stock market indices were solidly in the black, with the Russell 2000 (which contains only small-capitalization stocks) a notably stellar performer by having advanced 16.56%, followed by the NASDAQ at 11.51%. The S&P 500 also posted double-digit gains, having jumped by 10.56%.

October, however, proved to be a rough ride for U.S. stocks. In one of the worst months since the financial crisis, the S&P 500 lost $1.91 trillion in market value, according to S&P Dow Jones Indices analyst Howard Silverblatt: “October volatility is legendary, and we’re not just talking about the crash in 2008—October is a much more volatile month than any of the others as far as quick declines go.”

October started off on a rocky note for stocks when Federal Reserve chairman Jerome Powell said that the central bank was a “long way” from neutral rates. The S&P 500 lost 6.9% that month, in its biggest one-month slide since 2011, when it had fallen 7.2%. November saw the index increase by 1.79%.

As we have observed in recent quarterly letters, market returns continued to be dominated by 5 companies that CNBC’s James Cramer famously dubbed the “FAANG” stocks: Facebook, Apple, Amazon, Netflix, and Google’s parent company, Alphabet. These stocks were among the hardest hit in October: Amazon ended the month down 20.2%, and Netflix lost 19.3% of its value. Facebook and Alphabet, similarly, finished the month with losses of 7.7% and 9.7%, respectively.

For the quarter, the S&P 500 and Nasdaq plunged 13.97% and 17.5%, respectively—their worst quarterly performances since the 4th quarter of 2008. The Dow, likewise, notched its worst period since the 1st quarter of 2009, falling nearly 12%. A sizable chunk of this quarter’s losses came during a violent December, and the only

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S&P 500 sector to report positive 4th-quarter performance was utilities, which advanced 1.4%; by contrast, energy, the hardest-hit sector, lost 23.8%.

In December, the major indices all dropped at least 8.7%, with the Dow and the S&P 500 registering their worst December performance since 1931 and their biggest monthly loss since February 2009. Various factors contributed to this dramatic decline during the final month of 2018, including concerns about a potential economic slowdown and fears that the Federal Reserve would raise interest rates too quickly. The specter of an increase in tariffs on Chinese goods also pressured stocks.

This brief description cannot fully capture just how wild a ride December was for investors watching the minute-by-minute gyrations of the major averages. At its intraday low on Christmas Eve day, the S&P 500 was down more than 20% from its record high, briefly meeting the requirement for a bear market. The Dow shed 400 points on December 24, the biggest Christmas Eve day point loss ever recorded. However, the stock market would come soaring back in the next trading session, jumping more than 1000 points on December 26—its largest point gain ever.

The major averages trimmed some of their sharp annual losses on the last trading day of the year, however. The Dow climbed 265 points and the S&P 500, Nasdaq, and the Russell 2000 all gained a little less than 1%, with most of these advances coming during the last 20 minutes of trading.

The Saga of the Russell 2000: A Decline of 27.5% From Its August 31, 2018, High

The growing economy and resilience to a stronger dollar and higher tariffs put the spotlight on smaller U.S.-focused companies. The Russell 2000 index (which consists of companies with a median market value of $964 million) hit an all-time high on August 31, notching a 14.3% year-to-date return versus the S&P 500’s 9.9% advance.

But then things got ugly. As investors fled stocks more broadly, concerns over small-caps grew particularly acute. Mounting cost pressures and concerns over slowing growth led many investors to simply lose faith in small-cap profit margins and earnings expectations. As a result, the Russell ended 2018 with a loss of 11.01%, declining more than 27% from its all-time high, established just 4 months earlier.

What Is Causing All This Volatility?

Behind the broad, swift market slide of 2018 is an underlying new reality: roughly 85% of all trading is controlled by machines, models, or passive investing formulas, creating an unprecedented trading herd that moves in unison with blinding speed.

Today, according to data from Tabb Group, quantitative hedge funds, or those that rely on computer models rather than on research and intuition, account for 28.7% of trading in the stock market—a share that has more than doubled since 2013. These funds now trade more than retail investors—and everyone else. Taking into account passive funds, index investors, high-frequency traders, and others who aren’t buying because they have a fundamental view of a company’s prospects, quantitative hedge funds account for around 85% of trading volume, according to Marko Kolanovic of J.P. Morgan.

Behind the models employed by quants are algorithms, or investment recipes, that automatically buy and sell based on preset inputs. Lately, they have been dumping stocks. Among traders today are computers that buy and sell based on models, as well as passive funds that seek only to hold the same securities everyone else does. Meanwhile bankers and brokers—once ready sources of buying and selling—have retreated. Today, when the computers start buying, everyone buys; when they sell, everyone sells.

Markets were remarkably placid recently even as machine trading came to dominate the trading landscape—suggesting that this type of trading might not cause problems during times of rising stock prices. One reason the dynamic might have changed: Many trading models use momentum as an input—when markets turn south, they’re programmed to sell. And if prices drop, many are programmed to sell even more.

The robots didn’t trigger the decline, of course, but they did devour a stew of red signals during the second half of the year:

●	A slowdown in growth in the economies of Japan, China, and Europe, as well as suggestions that the U.S. might be moderating a little bit, too.

●	The end of an era of low interest rates and easy money. For investors, higher rates mean something they haven’t seen in years: the ability to earn money, even if only a paltry return, by holding cash.

●	A decline in the growth of corporate profits.

●	Erratic politics in large parts of the world. For, example, the U.S. and China are embroiled in a trade dispute and President Trump is openly denigrating the Federal Reserve. What’s more, Britain is fumbling through Brexit and Italy through an economic drought—with significant potential consequences for its giant bond market.

When all these relatively new negative data are inputted into the various databases that computers use to make their buy-or-sell decisions, their market outlook can change from positive to negative. When this occurs, the models are programmed to sell—and because they use momentum as an input, selling begets more selling.

In the short run, this computer-induced negative volatility plays havoc with share prices, not to mention investors’ psyche. For patient long-term investors, however, it creates opportunity: such indiscriminate selling drives share prices to levels that in many instances are unwarranted, creating bargains in the process.

It is also important to place the recent stock market volatility into a historical perspective. Since 2006, the average level of the VIX, a popular measure of volatility commonly referred to as the “fear index,” has been 19.6, according to J.P. Morgan. In 2008 it reached as high as 80. However, during the most recent December swoon, its high was only ~36. (It ended 2018 at 25.4, and as of January 17 it was 18.) So while the market did experience above-average levels of volatility, it did not come close to reaching crisis levels.

Performance Results

In 2018 virtually, every asset class lost value. The S&P 500 declined 4.38% and the NASDAQ composite dropped 3.88%, but the worst performer was the Russell 2000, which shed 11.01%. The Dow was the best-performing index, but it, too, lost ground, declining by 3.48%. The Boyar Value Fund declined by 11.8% in the 4th quarter, outperforming the S&P 500 which lost 13.52%. For the year, the Boyar Value Fund declined 7.12% versus a loss of 4.38% for the S&P 500.

The declines in the leading indices, however, masked the carnage that the average stock experienced last year: 332 of the S&P 500’s components, or 66% of the index, fell by 10% or more from their 52-week highs, while 142 stocks were down 20% from their recent peak. U.S. oil prices declined by 25% in 2018, while Bitcoin—which everyone was talking about when it rose to $20,000 in late 2017—retreated from a high of $17,234 on January 6, 2018, to a low of $3,122 on December 15, 2018, a loss of 77%.

Some Thoughts About the Market

Several factors have the potential to negatively impact the market in 2019:

●	A worldwide economic slowdown

●	Escalation of the trade war with China

●	The Federal Reserve making a policy mistake by increasing interest rates too quickly;

●	President Trump is impeached;

●	Escalation of tensions in the Middle East

On the brighter side, however, we believe that other factors could drive the stock market higher in 2019:

●	The recent stock market decline, coupled with lower interest rates, makes the U.S. equity market more attractive than it has been for the past several years. As of December 31, 2018, the S&P 500 was selling at 14.4x (fwd.) earnings, compared to slightly over 17x (fwd.) earnings last year around the same time.

●	Investor sentiment is quite negative—always a good contrary indicator—and as a result, investors have been pulling money from the U.S. stock market in record amounts. It’s worth noting that individual investors have a history of fleeing the market at precisely the wrong time. From 1998 to 2017, according to J.P. Morgan Asset Management and Dalbar, the S&P 500 returned 7.2% annually, but individual investors had an average return of only 2.6% annually (barely outpacing inflation, please see the chart below). According to a January 14 article by Liz Moyer that appeared on CNBC.com, withdrawals from stock ETFs (a popular investment vehicle for individual investors) have reached $7 billion so far in 2019. If history is any guide, this is a positive sign: investors pulled more than 27% out of stocks in 2009, a year that saw dramatic increases in the stock market. In addition, in 2010 investors withdrew 15% out of the market, just before the S&P increased over 12%. If history is any guide, the retail retreat from equities is a positive sign for long-term investors.

●	While S&P 500 declines are not all that rare, only four periods have seen consecutive yearly losses over the past 92 years, according to Instinet. Historically, losses such as we experienced this past year have been followed by a positive year for stocks.

●	According to the Stock Trader’s Almanac, since 1833, the final 2 years of each of the previous 45 presidential terms (counting each 4-year term individually) produced a total net market gain of 724% (10.2% average gain for the 3rd year of the term and 6.0% average gain for the 4th), versus an advance of 332% for the first 2 years of each term (3.0% average gain for the 1st year and 4.2% for the 2nd). In addition, since 1939, the Dow Jones Industrial Average has posted a down year during the 3rd year of a presidential term only once. Notably, however, that single negative year was in 2015—perhaps signaling a new paradigm for presidential election cycles and stock market performance. Stock market bulls may find further reason for optimism, however, in an article that recently appeared in the Wall Street Journal describing President Trump as fixated on the stock market because he sees it as an important indicator of his job performance. In this line of reasoning, Trump could be expected to do everything in his power to keep the markets happy in 2019, following the historical trend of positive performance in the years leading up to a presidential election and proving 2015’s results to have been an aberration.

If you have any questions, we’re always available.

************************************

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 12/31/18)

					Since
	1 Year	3 Year	5 Year	10 Year	Inception*
At NAV	(7.12)%	4.71%	5.23%	11.66%	6.18%

Inclusive of sales charges	(11.77)%	2.94%	4.16%	11.09%	5.92%

After taxes on distribution	(12.77)%	2.27%	3.52%	10.69%	5.48%

After taxes on distribution and the sale of shares	(6.20)%	2.27%	3.21%	9.21%	4.87%

S&P 500 TR	(4.38)%	9.26%	8.49%	13.12%	5.99%

*(5/5/98)

Cumulative Returns Since Inception

At NAV (5/5/98 through 12/31/18)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2018 was 2.27%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.80% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2018)
(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCK - 85.9%
	APPAREL - 0.7%
13,900	Hanesbrands, Inc.	$174,167

	BANKS - 11.3%
36,095	Bank of America Corp.	889,381
12,707	Bank of New York Mellon Corp.	598,119
4,430	Citigroup, Inc.	230,626
10,750	JPMorgan Chase & Co.	1,049,415
		2,767,541
	COMPUTERS - 1.3%
29,609	Conduent, Inc. *	314,744

	COSMETICS/PERSONAL CARE - 0.5%
3,200	Edgewell Personal Care Co. *	119,520

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
8,500	Ameriprise Financial, Inc.	887,145
8,359	Franklin Resources, Inc.	247,928
		1,135,073
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
3,200	Energizer Holdings, Inc.	144,480

	ENTERTAINMENT - 4.7%
4,134	Madison Square Garden Co., Class A *	1,106,672
500	Marriott Vacations Worldwide Corp.	35,255
		1,141,927
	FOOD - 3.4%
3,000	Campbell Soup Co.	98,970
3,000	Kraft Heinz Co., Inc.	129,120
9,000	Mondelez International, Inc., Class A	360,270
4,000	Sysco Corp.	250,640
		839,000
	HOUSEHOLD PRODUCTS/WARES - 1.4%
2,250	Clorox Co.	346,815

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HOUSEWARES - 2.7%
23,788	Newell Brands, Inc.	$442,219
3,700	Scotts Miracle-Gro Co., Class A	227,402
		669,621
	INSURANCE - 5.2%
10,586	Travelers Cos, Inc.	1,267,673

	LEISURE TIME - 1.5%
7,500	Carnival Corp.	369,750

	LODGING - 3.2%
5,008	Marriott International, Inc., Class A	543,668
9,500	MGM Resorts International	230,470
		774,138
	MEDIA - 14.1%
3,641	AMC Networks, Inc., Class A *	199,818
18,268	Comcast Corp., Special Class A	622,025
13,580	Discovery Communications, Inc., Class C *	313,426
10,672	Liberty Media Corp. *	265,626
21,201	MSG Networks, Inc., Class A *	499,496
10,703	Tribune Media Co.	485,702
9,500	Walt Disney Co.	1,041,675
		3,427,768
	PACKAGING & CONTAINERS - 0.5%
7,215	Owens-Illinois, Inc. *	124,387

	PHARMACEUTICALS - 7.9%
7,500	Bristol-Myers Squibb Co.	389,850
5,000	CVS Health Corp.	327,600
2,500	Johnson & Johnson	322,625
20,500	Pfizer, Inc.	894,825
		1,934,900
	REAL ESTATE - 0.1%
4,166	Trinity Place Holdings, Inc. *	18,080

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	RETAIL - 11.6%
8,000	Home Depot, Inc.	$1,374,560
3,000	McDonald’s Corp.	532,710
10,464	Tapestry, Inc.	353,160
3,800	Target Corp.	251,142
20,256	Wendy’s Co.	316,196
		2,827,768
	SEMICONDUCTORS - 1.5%
8,000	Intel Corp.	375,440

	SOFTWARE - 5.2%
12,411	Microsoft Corp.	1,260,585

	TELECOMMUNICATIONS - 1.8%
10,000	Cisco Systems, Inc.	433,300

	TRANSPORTATION - 2.0%
5,000	United Parcel Service, Inc., Class B	487,650

	TOTAL COMMON STOCK (Cost - $11,040,295)	20,954,327

	SHORT-TERM INVESTMENTS - 14.2%
2,648,121	Dreyfus Institutional Preferred Government Money Market Fund - Premier Shares, 2.10% **	2,648,121
821,496	Milestone Treasury Obligations Portfolio - Institutional Class, 2.29% **	821,496
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,469,617)	3,469,617

	TOTAL INVESTMENTS - 100.1% (Cost - $14,509,912)	$24,423,944
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(34,175)
	NET ASSETS - 100.0%	$24,389,769

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investment securities, at cost	$14,509,912
Investment securities, at value	$24,423,944
Dividends and interest receivable	22,483
Prepaid expenses and other assets	11,073
TOTAL ASSETS	24,457,500

LIABILITIES
Payable for Fund shares redeemed	200
Advisory fees payable	6,289
Management fees payable	4,789
Distribution fees (12b-1) payable	4,254
Payable to service providers	12,618
Audit fees payable	17,590
Legal fees payable	10,551
Accrued expenses and other liabilities	11,440
TOTAL LIABILITIES	67,731
NET ASSETS	$24,389,769

Net Assets Consist Of:
Paid in capital	$14,142,760
Accumulated earnings	10,247,009
NET ASSETS	$24,389,769

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,038,916
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$23.48
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$24.72

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$489,124
Interest	59,614
TOTAL INVESTMENT INCOME	548,738

EXPENSES
Investment advisory fees	133,971
Management fees	133,971
Distribution (12b-1) fees	66,985
Administrative services fees	46,887
Legal fees	37,695
Transfer agent fees	26,900
Accounting services fees	26,355
Directors’ fees and expenses	16,435
Audit fees	17,567
Compliance officer fees	15,330
Insurance expense	13,168
Custodian fees	11,454
Printing and postage expenses	8,725
Registration fees	2,985
Other expenses	6,720
TOTAL EXPENSES	565,148

Less:
Fees waived by the Advisor	(48,198)
Fees waived by the Manager	(48,198)
NET EXPENSES	468,752
NET INVESTMENT INCOME	79,986

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	1,548,494
Net change in unrealized appreciation of investments	(3,511,404)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,962,910)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,882,924)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2018	December 31, 2017

FROM OPERATIONS
Net investment income	$79,986	$107,745
Net realized gain from security transactions	1,548,494	257,632
Net change in unrealized appreciation on investments	(3,511,404)	3,343,757
Net increase (decrease) in net assets resulting from operations	(1,882,924)	3,709,134

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(109,422)
From net realized gains	—	(343,660)
Total distributions paid *	(1,210,764)	—
Net decrease in net assets from distributions to shareholders	(1,210,764)	(453,082)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	415,422	442,026
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,162,344	437,432
Payments for shares redeemed	(1,314,283)	(1,348,125)
Net increase (decrease) in net assets from capital share transactions	263,483	(468,667)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,830,205)	2,787,385

NET ASSETS
Beginning of year	27,219,974	24,432,589
End of year **	$24,389,769	$27,219,974

CAPITAL SHARE ACTIVITY
Shares Sold	15,383	17,645
Shares Reinvested	47,501	16,476
Shares Redeemed	(49,565)	(53,905)
Net increase (decrease) in shares outstanding	13,319	(19,784)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income of $0 as of December 31, 2017.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$26.54	$23.37	$22.22	$22.86	$20.73
Activity from investment operations:
Net investment income (loss)(1)	0.08	0.10	0.03	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(1.92)	3.52	1.54	(0.06)	2.58
Total from investment operations	(1.84)	3.62	1.57	(0.02)	2.57
Paid-in-Capital from Redemption Fees (1)	—	—	—	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.03)	—	—
Net realized gains	(1.14)	(0.34)	(0.39)	(0.62)	(0.44)
Total distributions	(1.22)	(0.45)	(0.42)	(0.62)	(0.44)
Net Asset Value, End of Year	$23.48	$26.54	$23.37	$22.22	$22.86
Total Return (3)	(7.12)%	15.48%	7.04%	(0.11)%	12.52%
Net Assets, End of Year	$24,389,769	$27,219,974	$24,432,589	$23,999,274	$24,231,413
Ratio of gross expenses to average net assets (4)	2.11%	2.22%	2.19%	2.14%	2.33%
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.30%	0.42%	0.13%	0.19%	(0.05)%
Portfolio Turnover Rate	7%	2%	4%	7%	3%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2018 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$20,954,327	$—	$—	$20,954,327
Short-Term Investments	3,469,617	—	—	3,469,617
Total	$24,423,944	$—	$—	$24,423,944

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax returns.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,619,992 and $2,409,689, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2018, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreication	Depreciation	Appreciation
Boyar Value Fund	$14,509,929	$10,344,531	$(430,516)	$9,914,015

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Pursuant to an Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed, until at least April 30, 2020, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager. For the year ended December 31, 2018, the Manager and the Adviser waived fees in the amount of $48,198 and $48,198, respectively.

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

○	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and

○	thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively. As of December 31, 2018, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$120,040	December 31, 2019
$96,396	December 31, 2020

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2018, the Distributor received $2,094 from front-end sales charges, of which $211 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Manager, Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the year ended December 31, 2018 was $6,737. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Adviser, GFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Vector Group Ltd. held approximately 34.3% while National Financial Services LLC held 46.2% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2018, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the year ended December 31, 2018.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$78,363	$109,422
Long-Term Capital Gain	1,132,401	343,660
	$1,210,764	$453,082

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$1,623	$331,371	$9,914,015	$10,247,009

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales of $17.

9.	CHANGE OF CONTROL

As a result of a change of control, the Fund’s Management Agreement with the Manager and the Distributor terminated automatically in accordance with their terms, effective December 24, 2018. That change in control at the Manager and the Distributor did not affect the services provided by the Adviser under the Fund’s Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser has served as the Fund’s investment adviser since the Fund’s inception and will continue to serve as such under the Investment Advisory Agreement.

The Fund’s Board of Directors approved a new Underwriting Agreement with the Distributor. However, the Board and the Manager determined not to put a new Management Agreement in place. The services previously provided by the Manager will, to the extent necessary, be performed by the Adviser, the Fund’s administrator or another service provider. The fee rate under the Fund’s Investment Advisory Agreement did not change.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

10.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

of Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Boyar Value Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 27, 2019

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/18	12/31/18	7/1/18 – 12/31/18	7/1/18 – 12/31/18
Actual	$1,000.00	$934.10	$8.53	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), and management agreement with Ladenburg Thalmann Fund Management, LLC (the “Manager”; and such agreements, the “Agreements”).

At a Board meeting held in-person on November 13, 2018, the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreements. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. The Independent Directors were informed that, in selecting the Adviser and the Manager and approving the continuance of the Agreements, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of two peer groups of mutual funds, the first of which consisted of the Fund and other large-cap value funds and the second of which consisted of the Fund and other large-cap blend funds (the “Performance Universes”), as classified by Morningstar and objectively selected by the Fund’s administrator as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Performance Universes; (ii) the Fund’s average expense ratio to those of its Performance Universes (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s (together with its affiliates’) profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the administrator to determine the Performance Universes to prepare its information and the rationale for including both Performance Universes, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018

Investment Performance. First, the Board reviewed the Fund’s overall investment performance as compared to its Performance Universes and the Fund’s benchmark index. The Board noted that the Fund outperformed the mean performance of the Large Value Performance Universe over the year-to-date, one-, two-, three-, five- and ten-year periods ended September 30, 2018 and underperformed the mean performance of the Large Blend Performance Universe and the Fund’s benchmark index over the same periods, except that the Fund outperformed the mean of the Large Blend Performance Universe for the ten-year period ended September 30, 2018. In light of the Fund’s performance and given the Adviser’s long-term strategy and that the Fund’s performance is lowered by its expense ratio, the Board concluded that the Fund’s performance was satisfactory.

Personnel and Methods. The Board next reviewed the background of Mr. Jonathan Boyar, a co-portfolio manager, and Mr. Mark Boyar, the co-portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy, in each case until the recent addition of Mr. Jonathan Boyar as a co-portfolio manager in 2018. The Independent Directors also engaged in discussions with Messrs. Mark Boyar and Jonathan Boyar and considered the Adviser’s staff responsible for assisting the co-portfolio managers in the overall functioning of the Adviser, and the Manager and members of its affiliates’ staff who are responsible for the overall functioning of the Manager. Based on the Independent Directors’ review, the Board concluded that the Fund’s management team and the Adviser’s overall resources and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon) were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement. The Board considered the favorable history, reputation, continuity, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universes. The Board noted that the Fund had a higher overall combined management fee and advisory fee rate than the mean advisory fee rate of its Performance Universes, and that the Fund has a lower gross expense ratio but higher net expense ratio than those of its Performance Universes. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s principal underwriter have since the Fund’s inception (or since the date on which they became service providers to the Fund in the case of the Manager and the principal underwriter) voluntarily agreed to waive all or portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser and the Manager received a relatively modest dollar amount of advisory and management fees from the Fund for the 2017 calendar year). Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser and the Manager. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs and also received reports regarding the effectiveness of the Manager’s compliance program. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current fee waivers in

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018

order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager believed they made a profit under the Agreements in the prior year. Further, given the expenses reimbursed to the Fund in prior years in order to maintain the Fund’s expense ratio at 1.75%, the Manager stated that it and its affiliate, the Fund’s principal underwriter, have not cumulatively made a profit under their arrangements with the Fund since the date on which they became service provides to the Fund.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universes, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund. The Board was informed that the Manager does not manage any other accounts.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that: (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Directors and Officers Biographical Information

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Age: 75	Chairman	Since Inception	President, Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 – present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present;	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Age: 59	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present.	1	Chairman, Recognition Media, LLC, December 2003 – present; Director, Dab- O -Matic Corp, April 2000 – present.
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Age: 70	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present;
Richard Finkelstein 500 NE Spanish River Blvd., Suite 108 Boca Raton, FL 33431 Age: 69	Director	Since Inception	Principal, Merit Builders, Inc. 2012-Present.	1	Trustee, The University of Maryland, July 2006 – present.
OFFICERS
Sam Singh 80 Arkay Drive Suite 110, Hauppauge, NY 11788 Age: 42	President	February 2016 – present	Vice President, Gemini Fund Services, LLC (since January 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Dawn Borelli 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 Age: 45	Treasurer	February 2011 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010).	N/A	N/A
Stephanie Shearer 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 Age: 39	Secretary	2012-present	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010 - 2013).	N/A	N/A
Michael J. Wagner 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 Age: 67	Chief Compliance Officer	August 2014 - Present	President (2006 – Present) Northern Lights Compliance Services, LLC.	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER
Ladenburg Thalmann Fund Management, LLC
277 Park Avenue, 26th Floor
New York, New York 10172

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $15,250

2017 - $15,250

2016 - $15,250

2015 - $14,750

2014 - $14,750

2013 - $14,750

2012 - $14,750

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2018 - $2,000

2017 - $2,000

2016 - $2,000

2015 - $2,000

2014 - $2,000

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2012	2014	2015	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/1/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 3/1/19

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/1/19

* Print the name and title of each signing officer under his or her signature.